EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Debra Nalchajian-Cohen

 Cohen Communications

(559) 222-1322

CENTRAL VALLEY COMMUNITY BANCORP
REPORTS FIRST QUARTER 2004 EARNINGS INCREASE!

CLOVIS, CALIFORNIA…April 9, 2004… The Board of Directors of Central Valley Community Bancorp (Company) (NASDAQ: CVCY), the parent company of Central Valley Community Bank (Bank), reported today unaudited consolidated net income of $861,000, or $0.29 per diluted share, for the three-month period ending March 31, 2004, representing an increase of 10.24% compared to $781,000, or $0.28 per diluted share, for the same period in 2003.

Total average assets grew to $330,022,000 during the first quarter of 2004, compared to $285,989,000 during the same quarter in 2003, an increase of 15.40%. Total average loans grew to $182,960,000 for the three-month period ending March 31, 2004, an increase of 12.22%, compared to $163,041,000 for the same period in 2003.  The Company had no non-performing loans at March 31, 2004, compared to $675,000 of non-performing loans at March 31, 2003.  Total average deposits grew 16.16% to $290,946,000 during the first quarter of 2004, compared to $250,479,000 during the same quarter in 2003.  The Company’s net interest margin, on a fully tax equivalent basis, was 4.74% for the three-month period ending March 31, 2004, compared to 4.96% for the three-month period ending March 31, 2003.   The Company’s net interest margin, on a nominal or GAAP basis, was 4.60% and 4.81% for the three-month periods ending March 31, 2004 and 2003, respectively.

As noted in its 2003 Annual Report to Shareholders, the Company reversed certain previously recognized state tax benefits recorded in the first three quarters of 2003 due to recent announcements by the California Franchise Tax Board with respect to real estate investment trusts (REITs).    As a result, the Company recognized no tax benefit in 2003 with respect to its REIT.  During the first quarter of 2004, the Company established a reserve of $127,000 for state tax benefits previously recognized in 2002 relating to its REIT.  The Company subsequently determined that it will amend its California 2002 tax return and pay additional taxes relating to its REIT pursuant to a voluntary compliance amnesty initiative made available under recent California legislation.

The Company recognized a gain from the sale of securities in the first quarter of 2004, which partially offset the expense related to the reserve for REIT tax benefits discussed above.  The security transactions were a result of the Company’s continuing strategy to realign its investment portfolio for anticipated interest rate increases.  There were no security sales in the first quarter of 2003.

“We are proud of our continued growth in earnings, loans, deposits, and assets.  This track record is commendable considering prolonged record low interest rates which have continued to compress our net interest margin.” said Daniel J. Doyle, President and CEO of Central Valley Community Bank and Central Valley Community Bancorp.

Central Valley Community Bancorp trades on the NASDAQ stock exchange under the symbol CVCY. Central Valley Community Bank, headquartered in Clovis, California, was founded in 1979 and is the sole subsidiary of Central Valley Community Bancorp. The Bank operates seven full-service offices in Clovis, Fresno, Prather, Kerman and Sacramento, plus Real Estate Lending, SBA Lending and Agribusiness Lending Departments.  Investment services are also provided by Investment Centers of America.  Members of Central Valley Community Bancorp’s and the Bank’s Board of Directors are: Daniel N. Cunningham (Chairman), Sidney B. Cox, Edwin S. Darden, Jr.,  Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers, William S. Smittcamp, and Joseph B. Weirick. Additional information about Central Valley Community Bank can be found at www.cvcb.com.

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Forward-looking Statements- Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties.  Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the year ended December 31, 2003.  Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

CENTRAL VALLEY COMMUNITY BANCORP
CONSOLIDATED BALANCE SHEET
MARCH 31, 2004 AND DECEMBER 31, 2003

(In Thousands Except Share Amounts)

	31-Mar-04	31-Dec-03
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$27,034	$24,375
Interest bearing deposits with other banks	500	500
Federal funds sold	14,789	10,956
Available-for-sale investment securities (Book value of $98,490 at March 31, 2004 and $94,192 at December 31, 2003)	100,542	95,844
Loans, less allowance for credit losses of $2,499 at March 31, 2004 and $2,425 at December 31, 2003	181,160	183,849
Bank premises and equipment, net	2,897	2,985
Accrued interest receivable and other assets	9,283	9,421

Total assets	$336,205	$327,930

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$91,698	$96,945
Interest bearing	205,376	193,620
Total deposits	297,074	290,565

Short-term borrowings	4,000	7,000
Long-term borrowings	4,000	—
Accrued interest payable and other liabilities	3,073	3,645

Total liabilities	308,147	301,210

Shareholders’ equity:
Preferred stock, no par value: 10,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, no par value; 40,000,000 shares authorized, 2,625,477 and 2,598,927 shares issued and outstanding at March 31, 2004 and December 31, 2003	6,301	6,096
Retained earnings	20,362	19,501
Accumulated other comprehensive income, net of tax	1,395	1,123
Total shareholders’ equity	28,058	26,720

Total liabilities and shareholders’ equity	$336,205	$327,930

CENTRAL VALLEY COMMUNITY BANCORP
CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTH PERIODS ENDED
MARCH 31, 2004 AND MARCH 31, 2003

(In Thousands Except Per Share Amounts)

	2004	2003
	(Unaudited)	(Unaudited)
INTEREST INCOME:
Interest and fees on loans	$3,061	$2,859
Interest on Federal funds sold	34	50
Interest and dividends on investment securities:
Taxable	557	610
Exempt from Federal income taxes	207	176
Interest on deposits with other banks	2	3
Total interest income	3,861	3,698
INTEREST EXPENSE:
Interest on deposits	432	540
Other	64	75
Total interest expense	496	615
Net interest income before provision for credit losses	3,365	3,083
PROVISION FOR CREDIT LOSSES	—	—
Net interest income after provision for credit losses	3,365	3,083
NON-INTEREST INCOME:
Service charges	565	497
Rentals from equipment leased to others	38	221
Loan placement fees	83	135
Net realized gain on sales of available-for-sale investment securities	477	—
Other income	180	208
Total non-interest income	1,343	1,061
NON-INTEREST EXPENSES:
Salaries and employee benefits	1,920	1,751
Occupancy and equipment	387	352
Depreciation and provision for losses on equipment leased to others	38	137
Other expense	909	820
Total non-interest expenses	3,254	3,060
Income before income taxes	1,454	1,084
INCOME TAX EXPENSE	593	303
Net income	$861	$781

Basic earnings per share	$0.33	$0.30
Diluted earnings per share	$0.29	$0.28

	For the three months ended
	03/31/2004	03/31/2003
	(Unaudited)	(Unaudited)
Selected Financial Data
Annualized return on:
Average Assets	1.04%	1.09%
Average Equity	12.40%	12.70%
Net Interest Margin (fully tax equivalent)	4.74%	4.96%
Net Interest Margin, (nominal or GAAP basis)	4.60%	4.81%